  Exhibit 10.25

AMENDMENT NO. 1 TO

FORBEARANCE AGREEMENT

THIS AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT (the “Amendment”) is made this 18th day of March, 2014 (the “Effective Date”) by and among MOUNT KNOWLEDGE HOLDINGS, INC., a Nevada corporation, located a 228 Park Avenue S. #56101, New York 10003-1502 (the “Borrower”), BIRCH FIRST GLOBAL INVESTMENTS INC., (“Guarantor”), and VUKOTA CAPITAL MANAGEMENT INC., (“Lender”), located at 259 Yorkland Road, 3rd Floor, Toronto, ON M2J 5B2, Canada, (collectively referred to as the “Parties”).

RECITALS

WHEREAS, Borrower, Guarantor and Lender are parties to that certain Forbearance Agreement (the “Original Agreement”), dated November 30, 2012;

WHEREAS, Borrower, Guarantor and Lender hereby agree to modify, change or otherwise amend certain terms and conditions of the Original Agreement pertaining to the Forbearance Period as set forth hereinbelow.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable considerations, receipt of which is hereby acknowledged, the parties to this Amendment agree as follows:

Section 1.

Defined Terms.

Unless otherwise indicated herein, all terms, which are capitalized, but are not otherwise defined herein shall have the meaning ascribed to them in the Original Agreement.

Section 2.

Amendment to Forbearance Agreement. The Forbearance Period of December 31, 2013 set forth in Section 3.1 of the Original Agreement shall be replaced with June 30, 2014 (the “New Forbearance Period”).

Section 3.

Ratifications; Inconsistent Provisions. Except as otherwise expressly provided herein, the Original Agreement, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date: (i) all references in the Original Agreements to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Original Agreement shall mean the Original Agreement as amended by this Amendment and (ii) all references in the Original Agreement, “thereto”, “thereof”, “thereunder” or words of like import referring to the Original Agreement shall mean the Original Agreement as amended by thus Amendment. Notwithstanding the foregoing to the contrary, to the extent that there is any inconsistency between the provisions of the Original Agreement and this Amendment, the provisions of this Amendment shall control and be binding.

Section 4.

Counterparts.

This Amendment may be executed in any number of counterparts, all of which will constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Facsimile or other electronic transmission of any signed original document shall be deemed the same as delivery of an original.

[Signatures follow on next page]

IN WITNESS WHEREOF, the Company and the Contractor have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

COMPANY

MOUNT KNOWLEDGE HOLDINGS, INC.

A Nevada corporation

/s/ James D. Beatty

_______________________________

By: James D. Beatty

Its: President and CEO, and Director

GUARANTOR

BIRCH FIRST GLOBAL INVESTMENS, INC.

A US Virgin Islands Exempt Company

/s/ Pier S. Bjorklund

_______________________________

By: Pier S. Bjorklund

Its: President

LENDER

Vukota Capital Management Inc.

A Canadian corporation

/s/ Tom Vukota

_______________________________

By: Tom A. Vukota

Its: President

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